Exhibit 99.2

PLUM CREEK TIMBER COMPANY, INC.

CONSOLIDATED STATEMENTS OF INCOME

(UNAUDITED)

	Six Months Ended
	June 30, 2006	June 30, 2005
	(In Millions, Except Per Share Amounts)
Revenues:
Timber	$407	$392
Real Estate	113	104
Manufacturing	264	257
Other	10	5

Total Revenues	794	758

Costs and Expenses:
Cost of Goods Sold:
Timber	234	201
Real Estate	41	40
Manufacturing	240	235
Other	1	1

Total Cost of Goods Sold	516	477
Selling, General and Administrative	52	45

Total Costs and Expenses	568	522

Operating Income	226	236
Interest Expense, net	65	54

Income before Income Taxes	161	182
Provision for Income Taxes	7	11

Income from Continuing Operations	154	171
Gain on Sale of Properties, net of tax	—	20

Net Income Before Cumulative Effect of Accounting Change	154	191
Cumulative Effect of Accounting Change, net of tax	2	—

Net Income	$156	$191

Income from Continuing Operations per Share
- Basic	$0.84	$0.93
- Diluted	$0.84	$0.93
Net Income per Share
- Basic	$0.85	$1.04
- Diluted	$0.85	$1.03
Weighted Average Number of Shares Outstanding
- Basic	183.2	183.9
- Diluted	183.7	184.6

PLUM CREEK TIMBER COMPANY, INC.

CONSOLIDATED STATEMENTS OF INCOME

(UNAUDITED)

	Quarter Ended
	June 30, 2006	June 30, 2005
	(In Millions, Except Per Share Amounts)
Revenues:
Timber	$193	$192
Real Estate	52	36
Manufacturing	130	128
Other	5	2

Total Revenues	380	358

Costs and Expenses:
Cost of Goods Sold:
Timber	113	99
Real Estate	25	16
Manufacturing	117	117
Other	—	—

Total Cost of Goods Sold	255	232
Selling, General and Administrative	26	24

Total Costs and Expenses	281	256

Operating Income	99	102
Interest Expense, net	34	27

Income before Income Taxes	65	75
Provision for Income Taxes	3	6

Net Income	$62	$69

Net Income per Share
- Basic	$0.34	$0.37
- Diluted	$0.34	$0.37
Weighted Average Number of Shares Outstanding
- Basic	182.3	184.0
- Diluted	182.8	184.6

PLUM CREEK TIMBER COMPANY, INC.

CONSOLIDATED BALANCE SHEETS

(UNAUDITED)

	June 30, 2006	December 31, 2005
	(In Millions, Except Per Share Amounts)
ASSETS
Current Assets:
Cash and Cash Equivalents	$396	$369
Restricted Advance from Customer	20	23
Accounts Receivable	56	44
Like-Kind Exchange Funds Held in Escrow	10	30
Inventories	72	75
Deferred Tax Asset	17	17
Real Estate Development Properties	25	26
Assets Held for Sale	65	43
Other Current Assets	17	16

	678	643
Timber and Timberlands - Net	3,845	3,887
Property, Plant and Equipment - Net	226	234
Investment in Grantor Trusts	25	26
Other Assets	23	22

Total Assets	$4,797	$4,812

LIABILITIES
Current Liabilities:
Current Portion of Long-Term Debt	$231	$161
Short-Term Debt	—	50
Accounts Payable	40	45
Interest Payable	31	30
Wages Payable	16	25
Taxes Payable	21	18
Deferred Revenue	41	35
Other Current Liabilities	16	11

	396	375
Long-Term Debt	1,643	1,524
Lines of Credit	516	495
Deferred Tax Liability	39	39
Other Liabilities	47	54

Total Liabilities	2,641	2,487

Commitments and Contingencies

STOCKHOLDERS’ EQUITY
Preferred Stock, $0.01 par value, authorized shares - 75.0, outstanding - none	—	—
Common Stock, $0.01 par value, authorized shares - 300.6, issued (including Treasury Stock) - 186.4 at June 30, 2006, and 186.2 at December 31, 2005	2	2
Additional Paid-In Capital	2,184	2,179
Retained Earnings	195	186
Treasury Stock, at cost, Common Shares - 7.2 at June 30, 2006, and 2.0 at December 31, 2005	(228)	(44)
Other Equity	3	2

Total Stockholders’ Equity	2,156	2,325

Total Liabilities and Stockholders’ Equity	$4,797	$4,812

PLUM CREEK TIMBER COMPANY, INC.

CONSOLIDATED STATEMENTS OF CASH FLOWS

(UNAUDITED)

	Six Months Ended
	June 30, 2006	June 30, 2005
	(In Millions)
Cash Flows From Operating Activities:
Net Income	$156	$191
Adjustments to Reconcile Net Income to Net Cash Provided By Operating Activities:
Depreciation, Depletion and Amortization	60	55
Basis of Real Estate Sold	23	28
Deferred Income Taxes	—	(1)
Gain on Sales of Properties and Other Assets	—	(21)
Working Capital Changes Impacting Cash Flow:
Like-Kind Exchange Funds	20	(46)
Other Working Capital Changes	(6)	(8)
Other	(1)	—

Net Cash Provided By Operating Activities	252	198

Cash Flows From Investing Activities:
Capital Expenditures (Excluding Timberland Acquisitions)	(36)	(28)
Timberlands Acquired	(17)	(50)
Proceeds from Sales of Properties and Other Assets	1	5
Other	(3)	—

Net Cash Used In Investing Activities	(55)	(73)

Cash Flows From Financing Activities:
Dividends	(147)	(140)
Borrowings on Line of Credit	1,474	1,140
Repayments on Line of Credit	(1,453)	(1,093)
Proceeds from Issuance of Short-Term Debt	—	50
Repayment of Short-Term Debt	(50)	—
Proceeds from Issuance of Long-Term Debt	216	—
Principal Payments and Retirement of Long-Term Debt	(29)	(49)
Proceeds from Stock Option Exercises	3	4
Acquisition of Treasury Stock	(184)	—

Net Cash Used In Financing Activities	(170)	(88)

Increase In Cash and Cash Equivalents	27	37
Cash and Cash Equivalents:
Beginning of Period	369	347

End of Period	$396	$384

PLUM CREEK TIMBER COMPANY, INC.

CONSOLIDATED STATEMENTS OF CASH FLOWS

(UNAUDITED)

	Quarter Ended
	June 30, 2006	June 30, 2005
	(In Millions)
Cash Flows From Operating Activities:
Net Income	$62	$69
Adjustments to Reconcile Net Income to Net Cash Provided By Operating Activities:
Depreciation, Depletion and Amortization	29	28
Basis of Real Estate Sold	13	10
Deferred Income Taxes	(1)	—
Working Capital Changes Impacting Cash Flow:
Like-Kind Exchange Funds	(9)	(15)
Other Working Capital Changes	14	25
Other	4	2

Net Cash Provided By Operating Activities	112	119

Cash Flows From Investing Activities:
Capital Expenditures (Excluding Timberland Acquisitions)	(19)	(18)
Timberlands Acquired	(17)	(50)
Proceeds from Sales of Properties and Other Assets	1	4
Other	(3)	—

Net Cash Used In Investing Activities	(38)	(64)

Cash Flows From Financing Activities:
Dividends	(73)	(70)
Borrowings on Line of Credit	811	611
Repayments on Line of Credit	(790)	(564)
Proceeds from Issuance of Short-Term Debt	—	50
Repayment of Short-Term Debt	(50)	—
Proceeds from Issuance of Long-Term Debt	216	—
Principal Payments and Retirement of Long-Term Debt	(28)	(48)
Proceeds from Stock Option Exercises	1	1
Acquisition of Treasury Stock	(184)	—

Net Cash Used In Financing Activities	(97)	(20)

Increase (Decrease) In Cash and Cash Equivalents	(23)	35
Cash and Cash Equivalents:
Beginning of Period	419	349

End of Period	$396	$384

Plum Creek Timber Company, Inc.

Segment Data

(Unaudited)

	Six Months 2006	Six Months 2005
	(In Millions)
Revenues:
Northern Resources	$202	$159
Southern Resources	243	266
Real Estate	113	104
Manufacturing	264	257
Other	10	5
Eliminations	(38)	(33)

Total Revenues	$794	$758

Operating Costs and Expenses:
Northern Resources	$146	$111
Southern Resources	145	141
Real Estate	42	42
Manufacturing	246	241
Other	1	1
Other Costs and Eliminations	(12)	(14)

Total Costs and Expenses	$568	$522

Operating Income (Loss)
Northern Resources	$56	$48
Southern Resources	98	125
Real Estate	71	62
Manufacturing	18	16
Other	9	4
Other Costs and Eliminations	(26)	(19)

Total Operating Income	$226	$236

Plum Creek Timber Company, Inc.

Segment Data

(Unaudited)

	Second Quarter 2006	Second Quarter 2005
	(In Millions)
Revenues:
Northern Resources	$87	$71
Southern Resources	121	135
Real Estate	52	36
Manufacturing	130	128
Other	5	2
Eliminations	(15)	(14)

Total Revenues	$380	$358

Operating Costs and Expenses:
Northern Resources	$66	$52
Southern Resources	73	73
Real Estate	25	17
Manufacturing	120	120
Other	1	—
Other Costs and Eliminations	(4)	(6)

Total Costs and Expenses	$281	$256

Operating Income (Loss)
Northern Resources	$21	$19
Southern Resources	48	62
Real Estate	27	19
Manufacturing	10	8
Other	4	2
Other Costs and Eliminations	(11)	(8)

Total Operating Income	$99	$102

Selected Operating Statistics

(Unaudited)

		2006			2005
		1st Qtr	2nd Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
Sales Realization	Units
Southern Resources
Sawlog	$/Ton Stumpage	$35	$36	$36	$38	$38	$36	$37	$37
Pulpwood	$/Ton Stumpage	$8	$8	$8	$9	$9	$8	$7	$8
Northern Resources
Sawlog	$/Ton Delivered	$77	$78	$78	$76	$77	$79	$77	$77
Pulpwood	$/Ton Delivered	$37	$37	$37	$37	$37	$39	$38	$38
Lumber (1)	$/MBF	$467	$456	$462	$483	$459	$440	$435	$454
Plywood (1)	$/MSF	$452	$455	$453	$419	$422	$418	$444	$425
Fiberboard (1)	$/MSF	$445	$480	$462	$449	$458	$441	$434	$446
Sales Volume
Southern Resources
Sawlog	1,000 Tons	1,749	1,685	3,434	1,899	1,899	1,553	1,624	6,975
Pulpwood	1,000 Tons	1,642	1,651	3,293	1,592	1,825	1,690	1,696	6,803

Total Harvest		3,391	3,336	6,727	3,491	3,724	3,243	3,320	13,778
Northern Resources
Sawlog	1,000 Tons	1,151	877	2,028	906	774	898	1,011	3,589
Pulpwood	1,000 Tons	766	517	1,283	499	319	467	529	1,814

Total Harvest		1,917	1,394	3,311	1,405	1,093	1,365	1,540	5,403

Lumber	MBF	99,367	97,059	196,426	102,857	105,028	103,099	96,003	406,987
Plywood	MSF	75,769	71,269	147,038	75,483	75,235	76,692	71,115	298,525
Fiberboard	MSF	69,076	70,411	139,487	61,806	61,843	62,231	62,407	248,287

Plum Creek Timber Company, Inc.

Land Sale Statistics

(Unaudited)

	2006			2005
	1st Qtr	2nd Qtr	YTD	1st Qtr	2nd Qtr		3rd Qtr	4th Qtr	YTD
Acres Sold
Small Non-strategic	15,050	11,765	26,815	18,525	13,315		85,610	30,750	148,200
Large Non-strategic	—	—	—	—	625	*	—	39,375	40,000
Conservation	1,815	2,185	4,000	8,650	450		11,600	1,900	22,600
HBU/Recreation	3,860	7,225	11,085	9,100	4,510		5,620	1,770	21,000
Development Properties	1,075	645	1,720	20	140		20	20	200
Conservation Easements	n/a	n/a	n/a	n/a	n/a		n/a	n/a	n/a

	21,800	21,820	43,620	36,295	19,040		102,850	73,815	232,000
Price per Acre
Small Non-strategic	$1,465	$1,270	$1,380	$1,225	$1,425		$1,050	$905	$1,075
Large Non-strategic	—	—	—	—	$1,820		—	$763	$780
Conservation	$1,475	$1,500	$1,490	$1,550	$3,225		$760	$1,225	$1,151
HBU/Recreation	$4,960	$4,140	$4,425	$2,600	$2,550		$3,030	$3,905	$2,814
Development Properties	$8,595	$5,295	$7,355	$23,500	$13,785		$14,300	$10,700	$14,500
Conservation Easements	$1,300	—	$1,300	$427	—		—	$490	$450
Revenue, ($ millions)
Small Non-strategic	$22	$15	$37	$23	$19		$90	$28	$160
Large Non-strategic	—	—	—	—	$1		—	$30	$31
Conservation	$3	$3	$6	$13	$2		$9	$2	$26
HBU/Recreation	$19	$30	$49	$24	$11		$17	$7	$59
Development Properties	$9	$4	$13	—	$3		—	—	$3
Conservation Easements	$8	—	$8	$8	—		—	$5	$13

	$61	$52	$113	$68	$36		$116	$72	$292

Basis of Real Estate Sold	$10	$13	$23	$18	$10		$54	$42	$124
($ millions)

*	Represents the completion of the sale of our Pennsylvania properties. Initial sale was in 2004.